SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2007

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

Item 8.01	Other Events.

Deephaven Capital Management LLC (“Deephaven”), the Asset Management subsidiary of the Company, earns incentive allocation fees based upon the performance of the Deephaven Funds. As noted in the Company’s Form 10-Q for the quarterly period ended June 30, 2007, if a Deephaven fund with a six-month performance period incurs losses in the performance period ending December 31st, the Company may make the determination, at its sole discretion, to return all or a portion of incentive allocation fees collected for the prior six-month performance period ending June 30th of that year.

Based upon market conditions and conforming to industry practice, in August 2007, the Company, at its sole discretion, made the determination that if a Deephaven fund with a six-month performance period incurs losses in the performance period ending December 31, 2007, Deephaven will return all or a portion of the incentive allocation fees collected from investors in that fund for the six-month performance period ended June 30, 2007. As a result, depending on performance of the Deephaven funds during the six-month period ending December 31, 2007, a substantial portion of the $68.4 million of incentive allocation fees recorded for the six-month period ended June 30, 2007, reflected on page 30 of the Company’s Form 10-Q, could potentially be returned to investors in the affected fund or funds upon the close of the performance period ending December 31, 2007.

Certain statements contained herein constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein; however, readers should carefully review reports or documents the Company files from time to time with the Securities and Exchange Commission including, without limitation, the risks and uncertainties detailed under the headings “Risk Factors” and “Certain Factors Affecting Results of Operations” in the Company’s Annual Report on Form 10-K and under the heading “Risk Factors” in the Company’s Form 10-Q for the quarterly period ended June 30, 2007. Other risk factors include those associated with the determination made by the Company, at its sole discretion, that if a Deephaven fund with a six-month performance period incurs losses in the performance period ending December 31, 2007, Deephaven will return all or a portion of the incentive allocation fees collected from investors in that fund for the six-month performance period ended June 30, 2007, and the potential adverse impact on the Company’s results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: August 27, 2007

KNIGHT CAPITAL GROUP, INC.

By:	/s/ Andrew M. Greenstein
Name:	Andrew M. Greenstein
Title:	Managing Director, Associate General
Counsel and Assistant Secretary